SUPPLEMENT TO THE PROSPECTUS
Supplement dated June 28, 2023, to the Prospectus dated September 28, 2022.

MFS® Aggressive Growth Allocation Fund

Effective August 28, 2023, the risk entitled "Investment Selection Risk" in the sub-section entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
Investment Selection Risk:  MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. The quantitative models used by MFS (both proprietary and third-party) may not produce the intended results for a variety of reasons, including the factors used in the models, the weight placed on each factor in the models, changes from the market factors' historical trends, changing sources of market return or market risk, and technical issues in the design, development, implementation, application, and maintenance of the models (e.g., incomplete, stale, or inaccurate data, programming or other software issues, coding errors, and technology failures). In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.

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